Exhibit 99.1

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73rd Annual Shareholders Meeting

Federal Home Loan Bank of Boston

April 19, 2006

[LOGO]

Agenda

The State of the Bank
Michael A. Jessee

The Future of Financial Services
Andrew Zolli

News from Washington
Cokie Roberts

Forward-Looking Statements

Michael A. Jessee’s address describes anticipated developments, projections, estimates, or future predictions of the Bank. These statements may use forward-looking terminology, such as “anticipates,” “believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or variations on these terms. The Bank cautions that, by their nature, forward-looking statements are subject to a number of risks and uncertainties, and that actual results could differ materially from those expressed or implied in these forward-looking statements. As a result, you are cautioned not to place undue reliance on such statements.

FHLBank System
Remains Strong

•                  Members: 8,100+

•                  Total Assets: $998 billion – up 8%

•                  Advances: $620 billion – up 7%

•                  Mortgage Loans Held: $105 billion – down 8%

•                  Capital Stock: $44 billion – up 6%

•                  Net Income: $2.4 billion – up 25%

•                  Seven FHLBanks completed SEC registration, two filed initial statements, three reviewing FAS 133 accounting practices

•                  System securities remain AAA-rated

Based on Office of Finance, preliminary combined operating highlights for yearend 2005 and yearend 2004

2005 FHLB Boston
Accomplishments

•                  Achieved record-breaking results

•                  Assets, advances, MPF

•                  Increased net income substantially and paid dividends consistently above short-term, market-rate indices

•                  Aggressively grew retained earnings

•                  Maintained AAA, stable-outlook rating

•                  Introduced new advances products

•                  Completed SEC registration process

Total Assets
(yearend)

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Advances
(yearend)

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MPF Balances
(yearend)

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Net Income

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Return on Equity

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Looking Ahead
2006-2007

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Retained Earnings

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National Issues

•                  Proposed capital rule and retained earnings

•                  GSE regulatory reform

•                  Director appointments

Finance Board’s Proposed

Capital Regulation

•                  Establish uniform minimum retained earnings of $50 million plus 1% of non-advance assets

•                  Limit dividends to no more than 50% of net income until retained-earnings minimum reached

•                  Restrict future dividend payment if retained-earnings level drops below minimum

•                  Prohibit payment of dividends until after close of quarter and earnings calculation

•                  Eliminate dividend payments in the form of capital stock

•                  Cap excess capital stock to 1% of total assets

Potential Effects of
Proposed Rule

•                  Sharply increased retained earnings required

•                  Smaller dividends

•                  Mortgage program slowdown

Misconceptions

•                  FALSE: Regulation would cut dividends in half until retained-earnings goal is attained

•                  TRUE: Proposed regulation would authorize FHLBanks to pay up to 50% of net income as dividends until retained-earning goals attained

•                  Bank paid 71% of net income in dividends in 2005

Pro Forma Base Case —
12/31/05 Data

•                  Assets: $57.7 billion

•                  Advances: $38.1 billion

•                  2005 non-advance assets: $19.6 billion

•                  Retained-earnings minimum: $246 million

•                  2005 actual retained earnings: $135.1 million

•                  Shortfall: $111 million

•                  2005 earnings: $135.3 million

•                  50% of $135.3 million = $67.6 million

•                  2005 paid $96 million in dividends

One Strategy for Compliance

Assuming Regulation Effective January 1, 2007

•                  Staying the course

•                  No change in business strategy

•                  Same asset levels

•                  Dividends: 2006 (LIBOR + 50-70 bps)

2007 (LIBOR – 174 bps)

•                  Compliance and full dividend during Q1 2008

Alternative Strategy #1:

Current Dividend Level until Reg. Effective
(assuming regulation effective January 1, 2007)

•                  Balance-sheet reduction

•                  Reduced non-advance assets would shrink retained-earnings requirement and reduce earnings

•                  Reduce low-yielding money-market portfolio

•                  Sell AFS mortgage-backed securities

•                  Allow remaining MBS portfolio to run off

•                  Limit future MPF purchases

•                  Reduce excess stock

•                  Dividends: 2006 (LIBOR + 50-70 bps)

2007 (LIBOR – 105 bps)

•                  Compliance and full dividend in Q4 2007

Alternative Strategy #2:

Reduced Dividend beginning 2006
(assuming regulation effective January 1, 2007)

•                  Balance-sheet reduction

•                  Reduce low-yielding money-market portfolio

•                  Sell AFS mortgage-backed securities

•                  Allow remaining MBS portfolio to run off

•                  Limit future MPF purchases

•                  Reduce excess stock

•                  Dividends: 2006 (LIBOR + 14 bps)

2007 (LIBOR – 13 bps)

•                  Compliance and full dividend in Q2 2007

Possible Enhancements
to Proposed Regulation

•                  Increase percentage of net income FHLBanks may pay on dividends and allow longer period to achieve

•                  Make retained-earnings requirement risk-based

•                  Remove liquidity assets from formula

•                  Allow stock dividends

•                  Raise or eliminate cap on excess stock

GSE Legislative Update

•                  House and Senate Banking Committee passed bills in 2005

•                  Bush Administration and Federal Reserve consider House version too weak

•                  Major issue concerns capping Fannie’s and Freddie’s retained portfolios; affordable-housing fund also an issue

•                  Reports by OFHEO, SEC, Justice, and Rudman may spur momentum toward passage in 2006

Director Appointments

•                  Bush Administration: No director appointments for GSEs

•                  Bank down from 8 to 2 appointed directors

•                  Terms expire December 2006

•                  Source of expertise

•                  Addressed in Senate GSE bill, but House bill status quo

•                  New rule proposed by Finance Board

73rd Annual Shareholders Meeting

Federal Home Loan Bank of Boston

April 19, 2006

[LOGO]